Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Magna Entertainment Corp.	Case No. 09-10720
Reporting Period: November 2 – November 29, 2009

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/ Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Yes
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	Yes
Schedule of Professional Fees Paid	MOR-1b	Yes
Copies of bank statements		No
Cash disbursements journals		No
Statement of Operations	MOR-2	Yes
Balance Sheet	MOR-3	Yes
Status of Post-petition Taxes	MOR-4	Yes
Copies of IRS Form 6123 or payment receipt		N/A
Copies of tax returns filed during reporting period		N/A
Summary of Unpaid Post-petition Debts	MOR-4	Yes
Listing of aged accounts payable	MOR-4	Yes
Accounts Receivable Reconciliation and Aging	MOR-5	Yes
Debtor Questionnaire	MOR-5	Yes

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Blake Tohana	December 28, 2009
Signature of Authorized Individual*	Date

Blake Tohana	EVP & CFO
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re Magna Entertainment Corp.	Case No. 09-10720
Reporting Period: November 2 – November 29, 2009

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statement.  The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filled.  The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns.  The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1).  Attach copies of the bank statements and the cash disbursements journal.  The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page.  A bank reconciliation must be attached for each account.  [See MOR-1 (CONT)]

	BANK ACCOUNTS				CURRENT MONTH		CUMULATIVE FILING TO DATE
	OPER.	PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	437,497	0		641,842	1,079,339		801,229
RECEIPTS
CASH SALES
ACCOUNTS RECEIVABLE							90,752
LOANS AND ADVANCES
SALE OF ASSETS							7,648,428
OTHER (ATTACH LIST)	1,563,817				1,563,817		27,411,143
TRANSFERS (FROM DIP ACCTS)	8,000,000			1,357	8,001,357		43,309,758

TOTAL RECEIPTS	9,563,817			1,357	9,565,174		78,460,081

NET PAYROLL	249,395				249,395		2,253,119
PAYROLL TAXES	119,783				119,783		1,440,132
SALES, USE & OTHER TAXES
INVENTORY PURCHASES
SECURED RENTAL/LEASES	5,372				5,372		48,191
INSURANCE	508,854				508,854		9,336,756
ADMINISTRATIVE	266,392			1,357	267,749		5,181,844
SELLING
OTHER (ATTACH LIST)	2,740,279				2,740,279		38,493,276

OWNER DRAW*
TRANSFERS (TO DIP ACCTS)	1,101,357				1,101,357		5,474,603

PROFESSIONAL FEES	2,581,928				2,581,928		13,926,954
U.S. TRUSTEE QUARTERLY FEES	14,625				14,625		51,264
COURT COSTS
TOTAL DISBURSEMENTS	7,587,985			1,357	7,589,342		76,206,139

NET CASH FLOW (RECEIPTS LESS DISBURSEMENTS)	1,975,832				1,975,832		2,253,942

CASH - END OF MONTH	2,413,329			641,842	3,055,171		3,055,171

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)

TOTAL DISBURSEMENTS (LESS TRANSFERS TO OTHER ACCOUNTS)		$7,589,342
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS		$1,101,357
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		$6,487,985

In re Magna Entertainment Corp.	Case No. 09-10720
Reporting Period: November 2 – November 29, 2009

BANK RECONCILIATIONS

Continuation Sheet for MOR-1

A bank reconciliation must be included for each bank account.  The debtor’s bank reconciliation may be substituted for this page.

	Operating	Payroll	Tax	Other
BALANCE PER BOOKS	#	#	#	#

BANK BALANCE
(+) DEPOSITS IN TRANSIT (ATTACH LIST)
(-) OUTSTANDING CHECKS (ATTACH LIST)
OTHER (ATTACH EXPLANATION)
ADJUSTED BANK BALANCE*

*Adjusted bank balance must equal balance per books

DEPOSITS IN TRANSIT	Date	Amount	Date	Amount	Date	Amount	Date	Amount

CHECKS OUTSTANDING	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount

OTHER (RECEIPTS)
Foreign Exchange Revaluation		(5,170)
Funding from various business units		1,250,000
ATM Revenue net of fees		18,238
Penn National Settlement		167,826
GST Refund		7,989
US Federal & StateTax Refund		124,412
Various cash receipts		522

OTHER (DISBURSEMENTS)
401K payments/advances		187,592
Employee Travel Expenses		53,016
DIP Loan interest and arrangement fee payment		1,096,935
BMO interest payment		266,197
Forest City Shared Costs		910,650
McCasey Group		144,829
MEC Dixon Property Tax		81,060

In re Magna Entertainment Corp.	Case No. 09-10720
Reporting Period: November 2 – November 29, 2009

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation
Total Accounts Receivable at the beginning of the reporting period	128,694
+ Amounts billed during the period	45,942
- Amounts collected during the period	8,703
Total Accounts Receivable at the end of the reporting period	165,933

Accounts Receivable Aging
0 - 30 days old	45,942
31 - 60 days old	36,009
61 - 90 days old	67,137
91+ days old	16,845
Total Accounts Receivable	165,933
Amount considered uncollectible (Bad Debt)
Accounts Receivable (Net)	165,933

DEBTOR QUESTIONNAIRE

Must be completed each month		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5.

Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.

X

In re Magna Entertainment Corp.	Case No. 09-10720
Reporting Period: November 2 – November 29, 2009

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

This schedule is to include all retained professional payments from case inception to current month.

	Period	Amount		Check		Amount Paid		Year-To-Date
Payee	Covered	Covered	Payor	Number	Date	Fees	Expenses	Fees	Expenses
FTI Consulting, Inc.	Oct 1 – Nov 30, 2009	$371,002	Magna Entertainment Corp.	Wire Payment	11/6/2009	$330,000	$41,002	$1,486,375	$106,284
Kramer Levin Naftalis & Frankel LLP	Sep 1 – Sep 30, 2009	$108,538	Magna Entertainment Corp.	Wire Payment	11/23/2009	$84,750	$23,788	$2,229,253	$123,972
Richards Layton & Finger, P.A.								$203,387	$18,930
Weil, Gotshal & Manges LLP	Aug 1 – Aug 31, 2009	$824,353	Magna Entertainment Corp.	Wire Payment	11/20/2009	$808,788	$15,565	$3,248,716	$97,730
Miller Buckfire & Co., LLC	Aug 1 – Aug 31, 2009	$139,134	Magna Entertainment Corp.	Wire Payment	11/10/2009	$120,000	$19,134	$820,645	$144,167
Osler, Hoskin & Harcourt LLP	Aug 1 – Aug 31, 2009	$185,665	Magna Entertainment Corp.	Wire Payment	11/10/2009	$180,691	$4,974	$833,520	$21,200
Alix Partners, LLC								$188,912	$39,168
Blackstone Advisory Services L.P.	Aug 1 – Aug 31, 2009	$125,317	Magna Entertainment Corp.	Wire Payment	11/10/2009	$120,000	$5,317	$833,199	$40,354
Kurtzman Carson Consultants LLC	Sep 1 – Sep 30, 2009	$90,818	Magna Entertainment Corp.	Wire Payment	11/25/2009	$90,818		$1,054,118
Pachulski, Stang, Ziehl & Jones LLP								$102,902	$17,267

In re Magna Entertainment Corp.	Case No. 09-10720
Reporting Period: November 2 – November 29, 2009

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID — CONTINUATION SHEET

This schedule is to include all retained professional payments from case inception to current month.

	Period	Amount		Check		Amount Paid		Year-To-Date
Payee	Covered	Covered	Payor	Number	Date	Fees	Expenses	Fees	Expenses
Fasken Martineau DuMoulin LLP								$87,754	$644
The Garden City Group, Inc.								$9,991	$119
Mayer Brown LLP	Sep 1 – Sep 30, 2009	$41,788	Magna Entertainment Corp.	113804	11/13/2009	$41,788		$138,845	$5,258
Young Conaway Stargatt & Taylor, LLP	Jul 1 – Jul 31, 2009	$75,267	Magna Entertainment Corp.	Paid Via DIP Loan Advance	11/03/2009	$67,323	$7,944	$67,323	$7,944
Sidley Austin LLP	Jul 1 – Aug 31, 2009	$620,046	Magna Entertainment Corp.	Paid Via DIP Loan Advance	11/03/2009	$580,193	$39,853	$1,757,024	$101,834
Davies Ward Phillips & Vineberg LLP								$127,266	$4,170
Shearman & Sterling LLP								$8,683

In re Magna Entertainment Corp.	Case No. 09-10720
Reporting Period: November 2 – November 29, 2009

STATEMENT OF OPERATIONS

(Income Statement)

The Statement of Operations is to be prepared on an accrual basis.  The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

	Month	Cumulative Filing to Date
REVENUES
Gross Revenues	$	$
Less: Returns and Allowances
Net Revenue	$	$
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach schedule)
Less: Ending Inventory
Cost of Goods Sold
Gross Profit
OPERATING EXPENSES
Advertising		71,448
Auto and Truck Expense
Bad Debts		3,354
Contributions
Employee Benefits Programs	35,879	348,342
Insider Compensation*	72,631	953,933
Insurance	143,240	1,290,429
Management Fees/Bonuses	(523,161)	(7,560,356)
Office Expense	10,160	45,375
Pension & Profit-Sharing Plans
Repairs and Maintenance	21,818	210,846
Rent and Lease Expense	15,716	295,351
Salaries/Commissions/Fees	234,205	2,522,562
Supplies
Taxes - Payroll
Taxes - Real Estate
Taxes - Other
Travel and Entertainment	25,930	476,889
Utilities
Other (attach schedule)	218,286	2,420,443
Total Operating Expenses Before Depreciation	254,704	1,078,616
Depreciation/Depletion/Amortization	307,933	6,748,438
Net Profit (Loss) Before Reorganization Items	(562,637)	(7,827,054)
OTHER INCOME AND EXPENSES
Other Income (attach schedule)	(18,371)	(257,281)
Interest Expense	3,901,141	37,018,222
Other Expense (attach schedule)	45,161	1,839,770
Net Profit (Loss) Before Reorganization Items	(4,490,568)	(46,427,765)
REORGANIZATION ITEMS
Professional Fees	1,597,815	14,531,858
U.S. Trustee Quarterly Fees		51,264
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)		86,585
Total Reorganization Expenses	1,597,815	14,669,707
Income Taxes		4,621,440
Net Profit (Loss)	$(6,088,383)	$(65,718,912)

* “Insider” is defined in 11 U.S.C. Section 101(31).

In re Magna Entertainment Corp.	Case No. 09-10720
Reporting Period: November 2 – November 29, 2009

STATEMENT OF OPERATIONS - continuation sheet

	Month	Cumulative Filing to Date
BREAKDOWN OF “OTHER” CATEGORY

Other Expenses
Write Off of Deferred costs		825,864
TVG Litigation costs	45,161	1,013,906

Other Operational Expenses

Other Income
ATM Revenues	18,340	250,913
Other Miscellanceous	31	6,368

Other Operating Expenses
Memberships & Subscriptions	3,394	44,859
Audit Fees		(107,588)
Tax Fees	59,079	592,152
Legal Expenses		367,086
Consulting Fees	14,769	213,268
Shareholder Info	2,783	91,021
Trademarks & Logos		10,792
Filing & Lobbying	(611)	147,224
MSI Intercompany Fees	56,335	417,240
Bank Service Charges	30,045	208,600
Recruiting		60,000
Foreign Exchange (Gain) / Loss	52,492	375,789
Other Reorganization Expenses
Ground Travel		2,609
Meals		101
Office Expense		35
Insurance Service Fees		24,840
E&Y Bankruptcy Retention Fees		59,000

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:

Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

In re Magna Entertainment Corp.	Case No. 09-10720
Reporting Period: November 2 – November 29, 2009

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only.  Pre-petition liabilities must be classified separately from postpetition obligations.

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
CURRENT ASSETS
Unrestricted Cash and Equivalents	2,418,536	806,435
Restricted Cash and Cash Equivalents (see continuation sheet)	641,842
Accounts Receivable (Net)	165,933	539,865
Notes Receivable
Inventories
Prepaid Expenses	2,358,118	4,201,995
Professional Retainers
Other Current Assets (attach schedule)
TOTAL CURRENT ASSETS	$5,584,429	$5,548,295
PROPERTY AND EQUIPMENT
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment	10,988,926	10,972,271
Leasehold Improvements
Vehicles
Less Accumulated Depreciation	(9,514,225)	(9,299,978)
TOTAL PROPERTY & EQUIPMENT	$1,474,701	$1,672,293
OTHER ASSETS
Loans to Insiders*
Other Assets (attach schedule)	1,032,336,087	1,023,855,318
TOTAL OTHER ASSETS	$1,032,336,087	$1,023,855,318
TOTAL ASSETS	$1,039,395,217	$1,031,075,906

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE
Accounts Payable	1,792,685
Taxes Payable (refer to FORM MOR-4)
Wages Payable	5,678
Notes Payable
Rent/Leases - Building/Equipment
Secured Debt/Adequate Protection Payments	36,360,535
Professional Fees
Amounts Due to Insiders*
Other Postpetition Liabilities (attach schedule)	21,473,083	6,269,666
TOTAL POSTPETITION LIABILITIES	$59,631,981	$6,269,666
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt	233,975,853	216,123,174
Priority Debt
Unsecured Debt	228,361,198	225,537,969
TOTAL PRE-PETITION LIABILITIES	462,337,051	441,661,143

TOTAL LIABILITIES	$521,969,032	$447,930,809
OWNER EQUITY
Capital Stock	701,630,421	701,630,421
Additional Paid-In Capital	4,149,000	4,149,000
Partners’ Capital Account
Owner’s Equity Account
Retained Earnings - Pre-Petition	(122,634,324)	(122,634,324)
Retained Earnings - Postpetition	(65,718,912)
Adjustments to Owner Equity (attach schedule)
NET OWNER EQUITY	$517,426,185	$583,145,097
TOTAL LIABILITIES AND OWNERS EQUITY	$1,039,395,217	$1,031,075,906

* “Insider” is defined in 11 U.S.C. Section 101(31).

In re Magna Entertainment Corp.	Case No. 09-10720
Reporting Period: November 2 – November 29, 2009

BALANCE SHEET - continuation sheet

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
Other Current Assets

Other Assets
Investments in subsidiaries	525,744,326	523,543,107
Income Taxes Receivable	8,468,464	13,110,591
Deferred taxes Receivable	89,794,850	89,781,850
Other Assets	11,704,692	8,178,857
Intercompany Receivable from MEC Holdings (USA) Inc.	(2,741,516)	3,769,683
Intercompany Payable to MEC Holdings (Canada) Inc.	(431,032)	(358,867)
Intercompany Receivable from MEC Dixon Inc.	15,339,086	15,335,309
Intercompany Receivable from Magna Racino	569,756	484,635
Intercompany Receivable from Santa Anita Co. Inc.	72,075,388	72,999,028
Intercompany Payable to San Luis Rey Downs	(6,939,694)	(7,106,529)
Intercompany Payable to Pacific Racing	669,642	(1,406,389)
Intercompany Payable to Bay Meadows	(23,818,104)	(23,818,104)
Intercompany Receivable from Lone Star Park	4,564,638	1,909,994
Intercompany Receivable from Gulfstream Park	100,544,457	105,212,712
Intercompany Receivable from GPRA Training Center	79,805,769	79,655,973
Intercompany Receivable from GPRA Commercial Enterprises Inc.	28,709,240	17,930,982
Intercompany Payable to Sunshine Meadows Racing	(1,602,019)	(458,456)
Intercompany Receivable from MJC Laurel Park	36,393,120	34,313,644
Intercompany Receivable from MJC Pimlico	15,063,167	13,486,004
Intercompany Receivable from MJC Bowie	793,020	789,365
Intercompany Receivable from Remington Park	14,184,165	20,986,871
Intercompany Receivable from Thistledown	15,537,656	12,843,147
Intercompany Payable to MEC Racing Pennsylvania Inc.	(2,805,016)	(2,814,367)
Intercompany Receivable from Pennsylvania Racing Services Inc.	3,249,666	3,403,680
Intercompany Receivable from MEC Oregon Racing	13,732,122	13,004,877
Intercompany Receivable from Multnomah	800,822	800,822
Intercompany Receivable from MI Racing Inc.	18,513,468	18,541,298
Intercompany Receivable from DLR Inc.	1,001,180	1,001,081
Intercompany Receivable from OTL Inc.	115,637	115,552
Intercompany Payable to MGE	(21,111,471)	(20,780,578)
Intercompany Receivable from MI Developments	503,601	983,490
Intercompany Receivable from 1180482 Ontario Inc.	2,169	2,169
Intercompany Receivable from MEC Bedding	10,296,359	10,273,706
Intercompany Receivable from MEC Land Holdings	8,940,621	8,940,621
Intercompany Payable to Palm Meadows Residential	(1,920,119)	(1,920,119)
Intercompany Payable to XpressBet	(21,641,600)	(22,065,651)
Intercompany Receivable from HRTV	35,908,662	36,759,971
Intercompany Payable to Fontana Housing	(26,111,721)	(27,682,115)
Intercompany Receivable from SBI	230,300	230,300
Intercompany Receivable from MEC Maryland Investment Inc.	18,027,915	18,027,915
Intercompany Receivable from MEC NY Acquisitions, Inc.	9,330	9,330
Intercompany Receivable from Amtote	10,165,091	5,839,929

In re Magna Entertainment Corp.	Case No. 09-10720
Reporting Period: November 2 – November 29, 2009

BALANCE SHEET - continuation sheet

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
Other Postpetition Liabilities
Audit Accrual	186,276	471,172
Tax Accrual	369,583	269,166
Group RSP	55,926	38,183
Due to Magna International Inc.	996,307	1,109,176
Interest Accrual on Convertible Debentures	17,704,479	3,855,417
Interest Accrual on BMO Loan	257,610	—
Estimated IBNR	7,000	7,000
Severance Accrual	181,166	162,619
Legal Accrual	114,673	79,500
FSA Employee Deductions	—	275
ATM Settlement for the Tracks	—	7,344
Consulting Fees	44,926	9,814
Zurich Claim service fee	50,000	50,000
Directors Fees	—	210,000
Bankruptcy Professional Fees Accrual	1,505,137	—
Adjustments to Owner Equity

Postpetition Contributions (Distributions) (Draws)

Restricted Cash is cash that is restricted for a specific use and not available to fund operations.  Typically, restricted cash is segregated into a separate account, such as an escrow account.

In re Magna Entertainment Corp.	Case No. 09-10720
Reporting Period: November 2 – November 29, 2009

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.  Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.

Attach photocopies of any tax returns filed during the reporting period.

Federal	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. T	Ending Tax Liability
Withholding
FICA-Employee
FICA-Employer
Unemployment
Income
Other:
Total Federal Taxes
State and Local
Withholding
Sales
Excise
Unemployment
Real Property
Personal Property
Other:
Total State and Local
Total Taxes

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

Number of Days Past Due

	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	95,211		520,968	474,701	701,805	1,792,685
Wages Payable	5,678					5,678
Taxes Payable
Rent/Leases-Building
Rent/Leases-Equipment
Secured Debt/Adequate Protection Payments	36,360,535					36,360,535
Professional Fees
Amounts Due to Insiders*
Other: Accrued Liabilities	21,473,083					21,473,083
Other:
Total Postpetition Debts	57,934,507		520,968	474,701	701,805	59,631,981

Explain how and when the Debtor intends to pay any past-due postpetition debts.

* “Insider” is defined in 11 U.S.C. Section 101(31).